Registration No. 333-10987
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933



                          LOUISIANA-PACIFIC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                                 93-0609074
      (STATE OF INCORPORATION)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

          805 S.W. Broadway
          Portland, Oregon                             97205-3303
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                          LOUISIANA-PACIFIC CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)



                                  MARK A. SUWYN
                      Chairman and Chief Executive Officer
                          Louisiana-Pacific Corporation
                                805 S.W. Broadway
                           Portland, Oregon 97205-3303
                            Telephone: (503) 821-5100
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)



                                 DEREGISTRATION

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


                                 DEREGISTRATION


     The total number of shares of common stock, $1 par value per share, of Louisiana-Pacific Corporation registered pursuant hereto for issuance under the Louisiana-Pacific Corporation 1996 Employee Stock Purchase Plan is 1,500,000 shares, of which 219,721 shares have been sold since the Registration Statement became effective and 1,280,279 shares remain unsold. The Registration Statement is hereby amended to deregister the 1,280,279 remaining shares.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Portland, state of Oregon, on the 17th day of June, 2003.

                                   LOUISIANA-PACIFIC CORPORATION
                                   (Registrant)


                                   By: /s/ Curtis M. Stevens
                                       -------------------------------------
                                       Curtis M. Stevens
                                       Executive Vice President, Administration,
                                       and Chief Financial Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
post-effective amendment to registration statement has been signed by the following persons in the capacities indicated as of the 17th day of June, 2003.

      SIGNATURE                                 TITLE

MARK A. SUWYN*               Chairman, Chief Executive Officer and Director
                             (Principal Executive Officer)


/s/ Curtis M. Stevens        Executive  Vice President, Adminstration, and Chief
------------------------     Financial Officer (Principal Financial and
Curtis M. Stevens            Accounting Officer)



/s/ E. Gary Cook             Director
------------------------
E. Gary Cook


                             Director
------------------------
Archie W. Dunham

/s/ Daniel K. Frierson       Director
------------------------
Daniel K. Frierson

                             Director
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Paul W. Hansen


/s/ Brenda J. Lauderback     Director
------------------------
Brenda J. Lauderback


                             Director
------------------------
Dustan E. McCoy

* LEE C. SIMPSON             Director



                             Director
------------------------
Colin D. Watson


*By /s/ Anton C. Kirchhof
    ------------------------
     Anton C. Kirchhof, attorney-in-fact for each officer and director before whose name an asterisk appears.